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                                                                    EXHIBIT 99.1

                             CONTRIBUTION AGREEMENT



                                  BY AND AMONG


                           BELCREST REALTY CORPORATION
                                       AND
                         BELAIR REAL ESTATE CORPORATION


                                       AND


                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP

                                       AND

                              SUN COMMUNITIES, INC.



                         Dated: As of September 29, 1999



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                             CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT (this "AGREEMENT") is made as of September 29, 1999 ("AGREEMENT DATE"), by and among BELCREST REALTY CORPORATION, a Delaware corporation and BELAIR REAL ESTATE CORPORATION, a Delaware corporation (the "CONTRIBUTORS"), and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (the "OPERATING PARTNERSHIP") and SUN COMMUNITIES, INC., a Maryland corporation (the "COMPANY").

                                    RECITALS

         WHEREAS, Contributors desire to contribute to Operating Partnership cash in return for Preference Units in Operating Partnership on the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "AFFILIATE" means with respect to any Person, any other Person controlled by, controlling or under common control with such Person. For purposes hereof, "control" shall include the power to direct the actions of a Person, regardless of whether the same shall involve an ownership interest in such Person.

                  "AGREEMENT" has the meaning set forth in the initial paragraph hereof.

                  "AGREEMENT DATE" has the meaning set forth in the initial paragraph hereof.

                  "AGREEMENT OF LIMITED PARTNERSHIP" means the Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership, dated as of April 30, 1996, as amended by (i) those certain amendments numbered one through one hundred two, and (ii) the Amendment; and as further amended from time to time.

                  "AMENDMENT" means the One Hundred Third Amendment to the Agreement of Limited Partnership, dated as of the date hereof, substantially in the form attached hereto as EXHIBIT A.

                  "ARTICLES SUPPLEMENTARY" means the Articles Supplementary of the Company


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         substantially in the form attached hereto as EXHIBIT B.

                  "BELAIR" means Belair Real Estate Corporation.

                  "BELCREST" means Belcrest Realty Corporation.

                  "BROKER" has the meaning set forth in PARAGRAPH 10.

                  "BYLAWS" means the Bylaws of the Company, as amended from time to time.

                  "CHARTER" means the Articles of Amendment and Restatement of the Company, recorded on November 8, 1993, with the State of Maryland Department of Assessments and Taxation (the "SMDAT"), as amended by (i) that certain Articles of Amendment, recorded on June 20, 1997, with the SMDAT, (ii) Articles Supplementary, recorded on June 2, 1998, with the SMDAT, and (iii) the Articles Supplementary, and as further amended and restated from time to time.

                  "CLOSING" has the meaning set forth in PARAGRAPH 6(A).

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMPANY" has the meaning set forth in the initial paragraph hereof.

                  "CONTRIBUTION AMOUNT" means $50,000,000 US$, such amount to be contributed severally $15,000,000 US$ by Belair and $35,000,000 US$ by Belcrest.

                  "CONTRIBUTORS" has the meaning set forth in the initial paragraph hereof.

                  "CONTRIBUTORS' CLOSING DOCUMENTS" has the meaning set forth in PARAGRAPH 6(C).

                  "ERISA" means the Employee Retirement Income Securities Act of 1974, as amended.

                  "EXCHANGE DATE" means, with respect to any Preference Unit, the date on which the exchange of such Preference Unit for Preferred Stock shall occur in accordance with the Agreement of Limited Partnership.

                  "FINANCING AGREEMENTS" means collectively, that certain (i) Indenture, dated as of April 24, 1996, by and among the Company, the Operating Partnership and Bankers Trust Company, (ii) $25,500,000 Facility and Guaranty Agreement, dated as of December 10, 1998, by and among the Company, the Operating Partnership, certain subsidiary guarantors named therein, The First National Bank of Chicago and certain


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         other lenders named therein, and (iii) Amended and Restated Senior
         Unsecured Line of Credit Agreement, dated as of July 1, 1999, by and among the Company, the Operating Partnership, Lehman Brothers Holdings Inc., The First National Bank of Chicago, First Union National Bank, Michigan National Bank, PNC Bank, Ohio, National Association and Pacific Life Insurance Company.

                  "GAAP" means generally accepted accounting principles consistently applied.

                  "GOVERNING DOCUMENTS" means, with respect to (i) a limited partnership, such limited partnership's certificate of limited partnership and the agreement of limited partnership, and any amendments or modifications of any of the foregoing; (ii) a corporation, such corporation's articles or certificate of incorporation, by-laws and any applicable authorizing resolutions, and any amendments or modifications of any of the foregoing; (iii) a limited liability company, such limited liability company's articles or certificate of organization, by-laws and operating agreement or agreement of limited liability company, and any amendments or modifications of any of the foregoing; and (iv) a trust, such trust's declaration of trust and by-laws and any amendments or modifications of any of the foregoing.

                  "MANAGER" means Boston Management and Research, a Massachusetts business trust.

                  "OPERATING PARTNERSHIP" has the meaning set forth in the initial paragraph hereof.

                  "OPERATING PARTNERSHIP'S CLOSING DOCUMENTS" has the meaning set forth in PARAGRAPH 6(B).

                  "PARITY PREFERRED STOCK" has the meaning ascribed to such term in the Articles Supplementary.

                  "PARTNER" has the meaning ascribed to such term in the Agreement of Limited Partnership.

                  "PERSON" means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or representative capacity.

                  "PREFERENCE UNITS" shall have the meaning ascribed to "Series A Preferred Units" in the Amendment.

                  "PREFERRED STOCK" means the Company's 9.125% Series A Cumulative Redeemable Perpetual Preferred Stock upon terms and provisions set forth in the ARTICLES


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         SUPPLEMENTARY.

                  "PTP" means a "publicly traded partnership" within the meaning of Section 7704 of the Code.

                  "REGISTRATION RIGHTS AGREEMENT" has the meaning set forth in PARAGRAPH 6(B)(IV) hereof.

                  "REIT" has the meaning set forth in PARAGRAPH 8(G) hereof.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SUBSIDIARY" means with respect to any Person, any corporation, partnership, limited liability company, joint venture or other entity of which a majority of (i) voting power of the voting equity securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

                  "US$" means United States dollars, lawful money of the United States of America.

         2. CONTRIBUTION OF CASH. Subject to the terms and provisions of this Agreement, Belcrest and Belair each hereby agrees to contribute to Operating Partnership their portion of the Contribution Amount by wire transfer of immediately available funds to an account designated by the Company on the date of the Closing in consideration for Preference Units in Operating Partnership. Subject to the terms and provisions of this Agreement, Operating Partnership hereby agrees to accept the Contribution Amount and to issue to Belair and Belcrest 600,000 and 1,400,000, respectively, Preference Units in exchange therefor.

         3.       CONDITIONS TO CLOSING.

         (a) Conditions to Operating Partnership's and Company's Obligations. Operating Partnership's and Company's obligations under this Agreement to accept the Contribution Amount, provide each Contributor with Preference Units and otherwise consummate the transactions contemplated hereby are subject to the satisfaction (or waiver in writing by Operating Partnership and the Company) of the following conditions on or before the Closing:

                  (i) No Injunction. No temporary restraining order or preliminary or permanent injunction of any court or administrative agency of competent jurisdiction prohibiting the consummation of the transactions contemplated hereby shall be in effect.


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                  (ii)     Accuracy of Representations and Warranties. The
                           representations and warranties of Contributors contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

                  (iii) Performance of Agreement. Each Contributor shall have performed, in all material respects, all of its respective covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing, including, without limitation, delivery of the Contribution Amount.

                  (iv) Delivery of Closing Documents. Operating Partnership and Company shall have received the Contributors' Closing Documents.

         If for any reason any of the conditions set forth in this PARAGRAPH 3(A) or elsewhere in this Agreement are not satisfied or waived by Operating Partnership and Company at or prior to the Closing, then, at Operating Partnership's or Company's option, this Agreement shall be terminated and Operating Partnership, Company and Contributors shall be released from their obligations under this Agreement and none of Operating Partnership, Company or Contributors shall have any further liability hereunder.

         (b) Conditions to Contributors' Obligations. Contributors' obligations under this Agreement to deliver the Contribution Amount and otherwise consummate the transactions contemplated hereby are subject to the satisfaction (or waiver in writing by Contributors) of the following conditions on or before the Closing:

                  (i) No Injunction. No temporary restraining order or preliminary or permanent injunction or any court or administrative agency of competent jurisdiction prohibiting the consummation of the transactions contemplated hereby shall be in effect.

                  (ii) Accuracy of Representations and Warranties. The representations and warranties of Operating Partnership and Company contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

                  (iii) Performance of Agreement. Operating Partnership and Company shall have performed, in all material respects, all of their respective covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  (iv) Delivery of Closing Documents. Contributors shall have received the


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                           Operating Partnership's Closing Documents.

         If for any reason any of the conditions set forth in this PARAGRAPH 3(B) or elsewhere in this Agreement are not satisfied or waived by Contributors at or prior to the Closing, then, at Contributors' option, this Agreement shall be terminated and Contributors, Operating Partnership and Company shall be released from their obligations under this Agreement and none of Contributors, Operating Partnership or Company shall have any further liability hereunder.

         4.       COVENANTS.

         (a) On the Exchange Date, the Company shall issue shares of Preferred Stock in the Company in a number equal to the number of shares of Preferred Stock into which the Preference Units are exchangeable pursuant to the terms of the Agreement of Limited Partnership. Upon consummation of such exchange in accordance with the terms of the Agreement of Limited Partnership, and issuance in accordance with the Charter, such shares of Preferred Stock shall be validly issued, fully paid and non-assessable.

         (b) Operating Partnership covenants to notify holders of Preference Units promptly (i) in the event it anticipates or realizes that the value of its assets constituting "stock and securities" within the meaning of
Section 351(e)(1) of the Code will equal 10% or more of its total assets and
(ii) in the event it anticipates or realizes that there is a material increase in such percentage of Operating Partnership's assets constituting "stock and securities" if immediately preceding such material increase the percentage of Operating Partnership's assets constituting "stock and securities" within the meaning of Section 351(e)(1) of the Code equals 10% or more of the Operating Partnership's total assets.

         (c) Company agrees that it will notify holders of Preference Units promptly in the event it becomes aware of any facts that will or likely will cause Operating Partnership to become a PTP on or after January 1, 2000.

         (d) Through the end of 1999, Operating Partnership: (i) shall take all actions reasonably available to it under the Agreement of Limited Partnership as presently in effect to avoid treatment as a PTP; and (ii) shall at all times satisfy the private placement safe harbor of Notice 88-75 (1988-2 C.B. 386) taking into account any person treated as a partner within the meaning of Notice 88-75 (including each person indirectly owning an interest through a partnership, a grantor trust, or an S corporation) and substituting "400" for "500". The Operating Partnership further (A) represents that it (i) was actively engaged in an activity before December 4, 1995, (ii) did not add a substantial new line of business after December 4, 1995 and (iii) has no plan or intention to add a substantial new line of business and (B) covenants that it shall (i) not add a substantial new line of business within the meaning of Section 1.7704-1(1)(3) prior to January 1, 2000 and (ii) shall promptly provide notice to the holders of the Preference Units in the event that the Operating Partnership plans or intends to add a substantial new line of business at any time after January 1, 2000.


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         (e)      The Operating Partnership covenants that, for each taxable year during which the Purchaser holds Preference Units, ninety percent (90%) or more of the gross income of the Operating Partnership for such taxable year shall constitute "qualifying income" within the meaning of Section 7704(d) of the Code.

         (f) Operating Partnership covenants that it shall deliver to holders of Preference Units the following:

                  (i) as soon as available, but in no event later than ninety (90) days following the end of each fiscal year of Operating Partnership, a complete copy of Operating Partnership's audited financial statements including a balance sheet, income statement and cash flow statement for such fiscal year prepared and audited by an independent certified public accountant in accordance with GAAP (which requirement, if the Operating Partnership is required to file disclosure statements with the SEC, shall be deemed to be satisfied upon the delivery to holders of Preference Units of Operating Partnership's Annual Report on Form 10-K, within five (5) business days of its filing with the SEC); and

                  (ii) as soon as possible, but in no event later than forty-five (45) days following the end of each fiscal quarter of Operating Partnership, a complete copy of Operating Partnership's unaudited quarterly financial statements including a balance sheet, income statement and cash flow statement for such fiscal quarter prepared in accordance with GAAP (except with respect to footnotes)(which requirement, if the Operating Partnership is required to file disclosure statements with the SEC, shall be deemed to be satisfied upon the delivery to holders of Preference Units of Operating Partnership's Quarterly Report on Form 10-Q, within five (5) business days of its filing with the SEC); and

                  (iii) on a quarterly basis (as soon as possible, but in no event later than sixty (60) days following the end of each fiscal quarter of Operating Partnership) a reasonable good faith written estimate (it being understood and agreed that such estimate shall be prepared as if it were being prepared solely for the use of Company and Operating Partnership and that such preparation shall not take into account any use by, or benefit of, the Contributors) together with reasonable supporting information of the percentage of Operating Partnership's assets (by value) that are within the relevant categories of Section 856(c)(4) of the Code.

                  (iv) on an annual basis (as soon as possible, but in no event later than ninety (90) days following the end of each fiscal year of Operating Partnership) a reasonable good faith written estimate (it being understood and agreed that such estimate shall be prepared as if it were being prepared solely for the use of Company and Operating Partnership and that such preparation shall not take into account any use by, or benefit of,

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         the Contributors) together with reasonable supporting information of the percentage of Operating Partnership's gross income that is derived from sources enumerated in Section 856(c)(2) and (3), respectively, of the Code.

         (g) Provided that all other conditions to Operating Partnership's and Company's obligations set forth in this Agreement have been satisfied or properly waived, Operating Partnership covenants that it shall record Contributors as the holders of the Preference Units on its books and records and shall admit Contributors as limited partners to Operating Partnership on the Closing Date.

         (h) Operating Partnership shall not issue any Preference Units to any Person other than Contributors and Company shall not issue any Preferred Stock to any Person other than a holder of Preference Units upon exchange of such Preference Units.

         (i) Operating Partnership covenants and agrees for the benefit of the holders of the Preference Units that, the income and assets of the Operating Partnership will be such as would permit the Operating Partnership to satisfy the income and assets requirements of Section 856 of the Code if the Operating Partnership were a REIT.

         (j) Upon request of any Contributor, from time to time (provided that such request is not made more often than six times during any given calendar year), Operating Partnership and Company agree to deliver a certificate to such Contributor bringing down the representation and warranties made by Operating Partnership and Company in PARAGRAPHS 8(D), 8(E), 8(F) and 8(G) to a date requested by a Contributor to the extent, after due inquiry, Operating Partnership and Company can make such representations and warranties as of such date.

         (k) The Company shall not undertake any action, including the issuance of any securities, without the consent of the holders of the Preference Units, if such action would require the consent of the holders of the Preferred Stock if any shares of the Preferred Stock were outstanding at the time of such action.

         (l) The Company shall cause the Articles Supplementary to be filed with the SMDAT and shall deliver within two (2) business days after Closing a copy of the Articles Supplementary certified as filed with the SMDAT.

         The covenants set forth in this PARAGRAPH 4 shall survive the Closing.

         5. TRANSACTION COSTS. Except as otherwise specifically set forth herein, each of the parties hereto shall bear its own costs and expenses with respect to the transaction contemplated hereby.

         6.       CLOSING.


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         (a)      The closing of the transactions contemplated by this Agreement shall be consummated on September 29, 1999 (the "CLOSING").

         (b) At the Closing, Operating Partnership and Company shall deliver to Contributors the following documents and the following other items (the documents and other items described in this PARAGRAPH 6(B) being collectively referred to herein as the "OPERATING PARTNERSHIP CLOSING DOCUMENTS"):

                  (i) This Agreement duly executed and delivered by Operating Partnership and Company;

                  (ii) The Amendment, duly executed and delivered by all persons necessary to make such amendment binding on and enforceable against all Partners in Operating Partnership;

                  (iii) The Articles Supplementary of the Company, duly executed and delivered by the Company and in proper form for filing with the SMDAT.

                  (iv) The Registration Rights Agreement, in the form set forth on EXHIBIT C, duly executed and delivered by Company;

                  (v) A Certificate of the Secretary of Company substantially in the form set forth on EXHIBIT D together with completed exhibits attached thereto, executed by the secretary of the Company and dated as of the date of the Closing;

                  (vi) An opinion of counsel to Company and Operating Partnership substantially in the form set forth on EXHIBIT E;

                  (vii) Cross-Receipts, substantially in the form set forth on EXHIBITS F-1 and F-2; and

                  (viii) Certificates representing the Preference Units for each Contributor;

                  (ix) Written Consent of a majority of the Preferred OP Unit (as defined in the Agreement of Limited Partnership) holders (excluding the holders of the Preference Units) to the issuance of the Preference Units; and

                  (x) Those other closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated hereby.

         (c) At the Closing, Contributors shall deliver to Operating Partnership and Company the following documents and the following other items (the documents and other items described in this PARAGRAPH 6(C) being collectively referred to herein as the "CONTRIBUTORS' CLOSING


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DOCUMENTS"):

                  (i) Counterparts of those documents listed in PARAGRAPH 6(B)(I), (II), (IV), and (VII), duly executed and delivered by Contributors.

                  (ii) Those other closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated hereby.

         7. REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS. Contributors make the following representations and warranties to Operating Partnership and Company, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the Closing:

                  (a) Contributors are duly organized and validly existing under the laws of the state of their organization and have been duly authorized by all necessary and appropriate action to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement is a valid and binding obligation of Contributors, enforceable against Contributors in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

                  (b) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor fulfillment of or compliance with the terms and conditions hereof
         (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Contributors or (ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which either Contributor is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, regulation or qualification of any governmental entity or any other Person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Contributors.

                  (c)      Contributors acknowledge that the Preference
         Units have not been and will not be registered or qualified under the Securities Act or any state securities laws and are offered in reliance upon an exemption from registration under Regulation D of the Securities Act and similar state law exceptions. The Preference Units to be received by Contributors hereunder shall be held by Contributors for investment purposes only for their own account, and not with a view to or for sale in connection with any distribution of the Preference Units, and Contributors acknowledge that the Preference Units cannot be sold or otherwise disposed of by the holders thereof unless they are subsequently registered under the Securities Act or pursuant to an exemption therefrom; and the Preference Units may not be sold, assigned or otherwise transferred except in compliance


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         with the Agreement of Limited Partnership. Contributors hereby acknowledge receipt of a copy of the Agreement of Limited Partnership, as amended through the date hereof, and represent that they have reviewed same and understand the provisions thereof which have a bearing on the representations made in this PARAGRAPH 7(C).

                  (d) Contributors have no contract, understanding, agreement or arrangement with any Person to sell, transfer or grant a participation to such Person or any other Person, with respect to any or all of the Preference Units they will receive in accordance with the provisions hereof.

                  (e) Each Contributor is an "accredited investor" within the meaning of Regulation D under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of receiving and owning the Preference Units and Contributors are able to bear the economic risk of such ownership and understands that an investment in Preference Units involves substantial risks.

                  (f) Neither Contributor is an employee benefit plan subject to ERISA or Section 4975 of the Code.

                  (g) In making this investment, Contributors are relying upon the advice of their own personal, legal and tax advisors with respect to the tax and other aspects of an investment in Operating Partnership.

                  (h) There is no action, suit, proceeding or, to Contributors' knowledge, currently threatened against Contributors that questions the validity of this Agreement or the right of Contributors to enter into this Agreement or to consummate the transactions contemplated hereby.

                  (i) For such time as a Contributor holds an interest in the Operating Partnership, such Contributor will be treated for federal income tax purposes as either a real estate investment trust or a C corporation (and not as an S corporation or a division of another corporation, unless such other corporation complies with this covenant and agreement).

                           (j) There has been made available to Contributors and their respective advisors the opportunity to ask questions of, and receive answers from, the Operating Partnership and the Company concerning the terms and conditions of the investment in the Preference Units and any other matters pertaining to the Operating Partnership and/or the Company. Contributors have had an opportunity to consult with counsel and other advisors about the investment in the Preference Units and all material documents, records and books pertaining to such investment have, upon request, been made available to Contributors and their respective advisors.


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


                  Contributors hereby expressly permit JAFFE, RAITT, HEUER & WEISS, P.C., as counsel to the Operating Partnership and the Company, to rely upon the representations and warranties set forth above as if such representations and warranties were made by Contributors directly to JAFFE, RAITT, HEUER & WEISS, P.C.

         8. REPRESENTATIONS AND WARRANTIES OF OPERATING PARTNERSHIP AND COMPANY. Operating Partnership and Company make the following representations and warranties to Contributors and Manager, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the
Closing:

                  (a) Operating Partnership is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated hereby and has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue, sell and deliver the Preference Units and to consummate the transactions contemplated hereby, and the individuals executing this Agreement on behalf of Operating Partnership have been duly authorized by all necessary and appropriate action on behalf of Operating Partnership. This Agreement is a valid and binding obligation of Operating Partnership, enforceable against Operating Partnership in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

                  (b) Company is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated hereby and has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue and deliver, upon exchange of the Preference Units in accordance with the Agreement of Limited Partnership, the Preferred Stock and to consummate the transactions contemplated hereby, and the individuals executing this Agreement on behalf of Company have been duly authorized by all necessary and appropriate action on behalf of Company. This Agreement is a valid and binding obligation of Company, enforceable against Company in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

                  (c) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Company or


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


         Operating Partnership or any of its general partners or (ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which Company or Operating Partnership is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, registration or qualification of any governmental entity or any other Person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Operating Partnership or Company, except for filings under state securities law or "blue sky" laws (provided such would not have a material adverse affect on the Company or the transaction contemplated by this Agreement).

                  (d) Immediately following the issuance of the Preference Units pursuant to this Agreement, less than 8% of the value of Operating Partnership's assets will consist of "stock and securities" within the meaning of Section 351(e)(1) of the Code and Operating Partnership has no plan to increase the amount of its assets constituting "stock and securities" to a percentage equal to or greater than 10% (except for short-term cash equivalents and other short-term assets arising from the temporary investment of stock or debt issuance proceeds).

                  (e) Operating Partnership has not been and is not currently a PTP.

                  (f) Neither the Company nor any Subsidiary of Company has any present plan or intention, and neither the Company nor any Subsidiary of Company has any actual knowledge of any present plan or intention of any partner in Operating Partnership, to take any action or actions that would or would likely result in Operating Partnership becoming a PTP in the foreseeable future. Neither Company nor any Subsidiary of Company has actual knowledge of facts that reasonably would cause it to expect that Operating Partnership would or would likely become a PTP in the foreseeable future.

                  (g) The Company has properly elected to be taxable as a real estate investment trust (a "REIT") under and in accordance with Sections 856 to 860 of the Code, currently qualifies for taxation as a REIT and has no plan or intention or knowledge of facts that would likely cause it to fail to qualify for taxation as a REIT in the foreseeable future.

                  (h) The Preferred Stock issuable upon exchange of the Preference Units in accordance with the Agreement of Limited Partnership have been duly and validly reserved for issuance, and upon issuance in accordance with this Agreement, the Agreement of Limited Partnership and the Charter, shall be duly and validly issued, fully paid and non-assessable. The Preference Units have been duly authorized and upon contribution of the Contribution Amount to the Operating Partnership will be validly issued, fully paid and non-assessable.

                  (i) Neither the issuance, sale or delivery of the Preference Units nor, upon exchange, the issuance and delivery of the Preferred Stock, is subject to any preemptive right of any Partner of Operating Partnership arising under law or the Agreement of Limited Partnership or any stockholder of the Company arising under applicable law or the Charter or Bylaws, or to any contractual right of first refusal or other right in favor of any Person. With the exception of the Charter and the Agreement of Limited Partnership, there are no agreements or understandings in effect restricting the voting rights, the distribution rights (except with respect to the Financing Agreements) or any other rights of the holders of the Preference Units, or upon exchange, the Preferred Stock.

                  (j) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company or the Operating Partnership, currently threatened against Operating Partnership or Company that questions the validity of this Agreement or the right of Operating Partnership or Company to enter into this Agreement, and to consummate the transactions contemplated hereby, or that would reasonably be expected to, either individually or in the aggregate, have a material adverse affect on the business, capitalization, operations, properties or condition (financially or otherwise) of Operating Partnership or Company, or result in any change in the current equity ownership of Operating Partnership or Company, nor is Company or Operating Partnership aware that there is any basis for the foregoing.

                  (k) Neither Operating Partnership nor Company is in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to it or by which any of its properties or assets is bound or affected, or (ii) any note, bond, mortgage, indenture or obligation to which it is a party or by which Operating Partnership or Company or any property or asset of Company or Operating Partnership is bound or affected, except for any such conflicts, defaults or violations that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, operations, properties or condition (financially or otherwise) of Operating Partnership or Company.

                  (l) Partnership and Company hereby consent to any pledge and release of such pledge of the Preference Units subject to and in accordance with the Agreement of Limited Partnership, and to any pledge and release of such pledge of any Preferred Stock into which such Preference Units are exchanged, to secure the obligations of Contributors.

                  (m) Operating Partnership has no plan or present intention of merging, consolidating, or selling or leasing all of its assets as an entirety, where the resulting, surviving or transferee entity is a corporation or otherwise not a pass-through entity.

         Operating Partnership and Company hereby expressly permit Shearman & Sterling, as counsel to Contributors and Manager, to rely upon the representations and warranties set forth in this PARAGRAPH 8 as if such representations and warranties were made by Operating Partnership and Company directly to Shearman & Sterling.

         9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in PARAGRAPHS 7 and 8 shall survive the Closing.

         10. BROKERS. Each party represents and warrants to the other that it has dealt with no broker, finder or other person (collectively, "BROKER") with respect to this Agreement or the transactions contemplated hereby and that no Broker is entitled to a commission as a result of this transaction, except for Donaldson, Lufkin & Jenrette Securities Corporation. Operating Partnership is responsible for the commission to Donaldson, Lufkin & Jenrette Securities Corporation pursuant to a separate agreement. Each of (a) Operating Partnership and Company, severally and not jointly, on the one hand, and (b) Contributors on the other hand, agree to indemnify and hold harmless the other party against any loss, liability, damage, expense or claim incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. Such indemnity obligation shall be deemed to include the payment of reasonable attorney's fees and court costs incurred in defending any such claim. The provisions of this PARAGRAPH 10 shall survive the Closing.

         11. COMPLETE AGREEMENT. This Agreement represents the entire agreement between Contributors, Operating Partnership and Company covering everything agreed upon or understood in this transaction and all other prior agreements, written or oral, including any prior subscription agreements or letters, are merged into this Agreement. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof in effect between the parties. No change or addition shall be made to this Agreement except by a written agreement executed by Contributors, Operating Partnership and Company.

         12. AUTHORIZED SIGNATORIES. The persons executing this Agreement for and on behalf of Contributors, Operating Partnership and Company each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

         13. PARTIAL INVALIDITY. If any term, covenant or condition of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         14.      MISCELLANEOUS.

                  (a) Governing Law. This Agreement shall be interpreted and enforced according to the laws of the State of Michigan.

                  (b) Headings; Sections. All headings in this Agreement are inserted for convenience only and do not form part of this Agreement or limit, expand or otherwise alter the meaning of any provisions hereof.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

                  (d) No Benefit For Third Parties. The provisions of this Agreement are intended to be for the sole benefit of the parties hereto and their respective successors and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

                  (e) Rights and Obligations. The rights and obligations of Contributors, Operating Partnership and Company shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  (f) Limitation of Liability. The liability of Contributors hereunder shall be limited to the Contribution Amount.

         15. NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by nationally recognized overnight courier with proof of delivery thereof, sent by United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission with proof of delivery in the form of a facsimile transmission confirmation report. Notice shall be sent and deemed given when (a) if personally delivered or via nationally recognized overnight courier, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then at the time set forth in the facsimile transmission confirmation report.

         Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

                  If to Contributors:         Belcrest Realty Corporation and
                                              Belair Real Estate Corporation
                                              c/o Eaton Vance Management
                                              The Eaton Vance Building
                                              255 State Street
                                              Boston, Massachusetts  02109
                                              Attention: Mr. Alan Dynner

                                              Fax: (617) 338-8054

                  If to Operating
                  Partnership                 Sun Communities Operating Limited
                  or Company:                 Partnership
                                              Suite 145
                                              31700 Middlebelt Road
                                              Farmington Hills, Michigan 48334
                                              Attention: Mr. Jeffrey P. Jorissen
                                              Fax: (248) 932-3072

         16. PRESS RELEASES. Contributors, Operating Partnership and Company each agrees that it will not issue any press release, advertisement or other public communication with respect to this Agreement or transaction contemplated therein without the prior consent of the other party hereto, except to the extent such communication is required by applicable law or the rules of the New York Stock Exchange; provided, however, that in such event, such party shall deliver a copy of such proposed press release to the other party prior to the publication thereof and shall grant the other party an opportunity to review the same and shall make reasonable revisions to such proposed press release requested by the other party.







                            (SIGNATURES ON NEXT PAGE)

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day first written above.


                                    CONTRIBUTORS:

                                    BELCREST REALTY CORPORATION


                                    By: /s/ William R Cross
                                       ------------------------------
                                        Name: William R Cross
                                        Title: Vice President


                                    BELAIR REAL ESTATE CORPORATION


                                    By: /s/ William R Cross
                                       ------------------------------
                                        Name: William R Cross
                                        Title: Vice President






                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                    OPERATING PARTNERSHIP:

                                    SUN COMMUNITIES OPERATING LIMITED
                                    PARTNERSHIP

                                    By:   Sun Communities, Inc., its
                                          general partner


                                    By: /s/ Jeffrey P. Jorissen
                                       ------------------------------
                                        Name: Jeffrey P. Jorissen
                                        Title: Chief Financial Officer


                                    COMPANY:

                                    SUN COMMUNITIES, INC.



                                    By: /s/ Jeffrey P. Jorissen
                                       ------------------------------
                                       Name: Jeffrey P. Jorissen
                                       Title: Chief Financial Officer